Barclays Capital
2011 Global Healthcare Conference
March 16, 2011
Exhibit 99.1

Forward-Looking Statements
Except for historical information discussed, the statements made today are forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.
These forward-looking statements speak only as of this date. We undertake no obligation to publicly release the results of any revisions to the forward-
looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.
To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles
(GAAP). A detailed reconciliation of adjusted numbers to GAAP is posted the Investor Relations section of our Web site at http://ir.omnicare.com.

Omnicare Today

Omnicare Today…
A Leading Provider of Pharmacy Services
• Long-term care pharmacy
 – Pharmacy services for skilled nursing,
 assisted living, chronic care and other settings
 – 47 states, District of Columbia and Canada
 – Dispenses over 110 million prescriptions/year
 – Industry leader
• Specialty care
 – Supports patients, providers, care-givers,
 nurses, physicians and bio-pharmaceutical
 companies
 – Dispenses over 8 million prescriptions/year
 – Emerging provider with growth rates
 outpacing industry average
Long-term care pharmacy and specialty care provide two attractive platforms for growth

Management Team Changes
New Team Focused on Execution and Growth
• Appointment of John Workman to Additional Role of President
 – In addition to CFO role, oversees purchasing, HR, IT and trade relations
• Additional talent added to Omnicare team
 – Chief Executive Officer
 – President of Specialty Care
 – SVP of Finance
 – SVP of Human Resources
 – SVP of Trade Relations
 – Promoted five operators to lead newly defined LTC divisions

Transitioning to an Operations-Driven Company
• Focus on corporate culture
 – Management team changes
 – Instill collaborative environment,
 encourage employee innovation
 – Organization-wide focus on the customer
 – Reinforce a commitment to compliance
• Reallocation of resources
 – Align employee interests
 – Reshape the organization to bring it
 closer to the customer
 – Improve accountability with divisional
 realignment

Transitioning to an Operations-Driven Company
Focus on Driving Consistent Organic Growth

Focus on Service
Improve Sales Performance
Organic Bed Growth

Omnicare

Annualized Customer Retention Rate
94.0%
93.0%
92.0%
91.0%
90.0%
89.0%
88.0%
4Q09
1Q10
2Q10
3Q10
4Q10

Omnicare

Objective is to minimize controllable losses and generate
at least 95% customer retention on a consistent basis
Focus on Customer Service
Early Response to Customer-Focused Initiatives

Transitioning to an Operations-Driven Company
Improve Sales Performance
• Reorganization of the sales force
 – Reassess alignment of sales force
 – Deploy resources in attractive markets
 – Improve coordination of selling process
• Investments to enhance selling effectiveness
 – Develop industry-leading training program
 – Reposition leading technology offering
 – Create consistent market message
 – Investments in sales tools
 – Revamped compensation structure

Inconsistent Service Delivery

- Restoration of July 2009 pay cuts
- Inflationary wage adjustments in 2011
- Regional realignment

Acquisition Program Challenges

- More selective acquisition program
- Retain strong operators who have come to Omnicare through acquisitions

Medication Availability

- Invest in new technologies closer to the customer:
  - Automation (in SNF)
  - Technology solutions (CPOE)

Omnicare

Transitioning to an Operations-Driven Company
Focus on Customer Service
Net Bed
Growth
Problem
Solution
Result

- Leveraging brand and #1 position in long-term care in generic drug purchasing power
- Capitalizing on scale with non-drug purchases
- Hub-and-spoke network, new technologies, best practices

Omnicare

Transitioning to an Operations-Driven Company
Initiatives Focused on Productivity Improvements
• Drug purchasing
• Strategic sourcing
• Operating initiatives

Industry Outlook

88
66
44
22
0
In Millions
Aged 65 - 84
Aged 85+
2000
2005
2010
2015
2020
2025
2030
2035
2040
2045
2050

Omnicare

Demographic Trends
Aging Population Shaping Healthcare
• Life expectancy continues to lengthen
• Significant population mix shift towards seniors
Source: U.S. Census Bureau

Pharmaceutical Market
Trends
• Branded drugs
• Major market shift to generic drugs
• Development and utilization of
 specialty drugs increasing

Generic Dispensing Rate(1)
80.0%
75.0%
70.0%
65.0%
60.0%
76.2%
62.5%
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

Omnicare

Brand to Generic Drugs
Increasing Utilization of Generics
(1) Omnicare’s generic prescriptions dispensed as a percent of total scripts

Major Shift to Generic Drugs
Benefits
• Omnicare’s sourcing abilities create unique
 opportunity within industry
 – #1 buyer of generics in long-term care
 channel
• Reduces sales, but increases gross profit -
 both dollars and margins
• Favorable impact on working capital

Generic launch date
Gross Profit
Time
Branded Drug
Generic Drug

Omnicare

Major Shift to Generic Drugs
Typical Life Cycle of Nonexclusive Generic Drug
NOTE: Graph is for illustrative purposes only. Not representative of every generic drug, as each generic drug has unique characteristics.

(1) All generic launches are subject to change due to litigation or pediatric exclusivity.
2011	2012	2013
Fazaclo	Actos	Aciphex
Femara	Diovan	Asacol
Gabitril	Geodon	Avodart
Levaquin	Invega	Cymbalta
Lipitor	Lexapro	Humalog
Primaxin Inj	Lidoderm	Lupron Depot
Uroxatrol	Plavix	Niaspan SR
Vancocin Caps	Seroquel	Oxycontin
Xalatan	Singulair	Renagel
Zyprexa	Xopenex	Travatan
2011-2013 Potential Patent Expirations(1),(2)
Geriatric Market

2000
Biotechnology Drugs, 9%
2014 est.
Other, 22%
Biotechnology Drugs, 23%
Conventional Drugs, 55%

ACS Advanced Care Scripts

RxCrossroads

Omnicare

Omnicare

Specialty Pharmaceuticals
A Growth Industry
Pharmaceutical Market Share(1) by Drug Type
Mail order specialty pharmacy
Outsourced services for
 biotechnology firms
Omnicare’s institutional
 pharmacies
Conventional
Drugs, 72%
Other, 19%
Omnicare’s Positioning Within Specialty Pharmaceuticals…
(1) Source: EvaluatePharma

Growth

ACS Advanced Care Scripts

RxCrossroads

excelleRx
an Omnicare company

Omnicare

Specialty Care
Growth Outside Institutional Setting
Omnicare specialty care growth has been robust…and opportunities exist to further accelerate growth through:
• Addition of new leadership
• Coordination of efforts
• Leveraging long-term care business and relationships to create new opportunities
• Penetrate additional disease states
 – Primary disease states currently multiple sclerosis and oncology
• Potential additional acquisitions to fill-out portfolio in the future
Two-year CAGR(1) for Omnicare’s specialty care businesses > 20%
(1) Quarterly revenues based on fourth quarter 2010 results for Advanced Care Scripts, RxCrossroads and excelleRx
 (as compared with fourth quarter 2008 results)

Assisted Living Opportunity
Increase Penetration Rate
Expand Customer Base
Grow with Industry

Omnicare

Long-Term Care
• Skilled Nursing Facilities
 – Organic growth through improved customer
 service, technology
 – Selected acquisitions
• Assisted Living Facilities
 – Three-pronged growth opportunity

Financial Elements

Fourth Quarter 2010 Highlights
• Scripts dispensed increased 2.1% sequentially
 – Scripts benefitted from a full quarter’s impact of the CCRx acquisition
 – Utilization relatively even sequentially
 – Census was lower, although rate of decline improved again sequentially
• Qtr. ending number of beds served(1) even sequentially
 – Patient assistance programs up 5,000; LTC beds 5,000 lower
 – Losses 3.7% lower sequentially, 25.7% lower compared to 4Q09
• Net sales, gross profit higher sequentially; gross margin even at 22.0%(2),(3)
• Adjusted EBITDA(2),(3) up 4.4% sequentially to $146.9 million; margin expansion of 30 basis points to 9.4%
• Adjusted EPS(2),(3) of $0.51; 1.9% lower sequentially from $0.52 due to higher effective tax rate in 4Q10
• $21.9 million returned to shareholders through dividends and share repurchases

(1) Includes patients served under patient assistance programs.
(2) Excludes discontinued operations.
(3)  Excludes special items. A reconciliation of certain non-GAAP information has been attached to our press release and is also available on our Web site under ‘Supplemental Financial Information’ from the ‘Investors’ page..

Net Sales(1)
$1,600
$1,550
$1,500
$1,450
$1,400
$1,524
$1,519
$1,544
$1,558
Q1
Q2
Q3
Q4

Gross Profit(1),(2)
$400
$300
$200
$100
$0
$352
$336
$340
$343
Q1
Q2
Q3
Q4

EBITDA(1),(2)
$180
$135
$90
$45
$0
$164
$143
$141
$147
Q1
Q2
Q3
Q4

Earnings Per Diluted Share(1),(2)
$0.60
$0.45
$0.30
$0.15
$0.00
$0.58
$0.48
$0.52
$0.51
Q1
Q2
Q3
Q4

Omnicare

(1) Excludes discontinued operations.
(2) Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare’s Web site under ‘Supplemental
 Financial Information’ from the ‘Investors’ page.
Financial Performance
2010 Progression (In $ millions, except per share data)

$600
$450
$300
$150
$0
$163.7
$117.8
$28.6
$306.3
$153.1
$58.9
$447.1
$269.6
$89.6
$594.0
$369.3
$121.4
1Q10
2Q10 YTD
3Q10 YTD
4Q10 YTD
Cash Flows from Continuing Operations
Adjusted Interest Expense
Adjusted EBITDA

Omnicare

Focus on Cash Flows
(1) Excludes discontinued operations.
(2) Cash flows from continuing operations includes approximately $38 million of settlement payments and approximately $8 million in tender premium payments in 2Q10, $21 million of settlement payments in 3Q10 and $7 million of separation-related payments related to three former Omnicare executives in 3Q10.
(3) Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare’s Web site under
 ‘Supplemental Financial Information’ from the ‘Investors’ page.
2010 YTD Cash Flows from Continuing Operations(1),(2) and Interest Expense vs.
YTD Adjusted EBITDA(1),(3) (in $ millions)
Significant amount of EBITDA translates into cash flow from operations.

In millions, except %s	Full-Year 2009	Full-Year 2010
Net cash flows from operating activities (reported)	$ 483.8	$ 368.6
Capital expenditures	30.9	23.9
Acquisitions	92.9	111.8
Debt repayment (1)	276.6	851.5
Capital returned:		
Dividends paid	$ 10.7	$ 12.8
Share repurchases	-	100.9
Total capital returned	10.7	113.7
% of net cash flows from operating activities	*2.2%*	*30.8%*

2010 YTD Capital Returned to Shareholders
(In millions, except %s)
$160.0
$120.0
$80.0
$40.0
$-
10.0%
7.5%
5.0%
2.5%
0.0%
1Q10
2Q10
3Q10
4Q10
YTD Share Repurchases
YTD Dividends Paid
Cumulative % Returned (2)

Omnicare

Cash Deployment

(1) During the second quarter of 2010, Omnicare issued $400 million of 7.75% Senior Subordinated Notes due 2020 and tendered $217 million of 6.75% Senior
 Subordinated Notes due 2013. During the fourth quarter of 2010, Omnicare issued $575 million convertible debentures due 2025 and repurchased $525 million of 3.25% convertible debentures due 2035 with a put option in 2015.
(2) Cumulative % Returned = (Dividends Paid + Share Repurchases) / 12/31/09 Market Capitalization of $2,908.4 million.
• Full-year 2010 acquisition spend
 largely driven by CCRX acquisition
• 4Q10 dividend of $0.0325 per share
• Repurchased an additional 0.8
 million shares ($18.2 million) during
 4Q10 (4.4 million shares
 repurchased in 2010)
• $99.1 million of authorization
 remaining under current share
 repurchase program as of Dec. 31,
 2010.

Major Debt Maturity Schedule[(1),(2),(3)]

$1,800
$1,500
$1,200
$900
$600
$300
$0
2010
2013
2015
2020
2025
2033
As of 12/31/09
As of 1/10/11

Omnicare

(1) Assumes convertible debentures due 2035 are put to the company in 2015 with related tax capture included.
(2) Debt amounts shown exclusive of unamortized debt discount.
(3) In $ millions
Capital Structure
Recent capital restructuring initiatives have extended maturities, providing more flexibility for capital allocation strategies

29
(1) Excludes special items and discontinued operations
(2) Effective January 1, 2009 the Company adopted the provisions of the authoritative guidance regarding Accounting for Convertible Debt
 Instruments That May be Settled in Cash upon Conversion (Including Partial Cash Settlement). 2008 is restated for this change in accounting.
(3) Results have been revised to reflect results of certain home healthcare and related ancillary businesses as discontinued operations.
Credit Profile (1)
Three-Year Trend
	2008 (2),(3)	2009	2010
• Debt/Total Capital	39.2%	35.2%	35.6%
• Net Debt/Total Capital	36.9%	31.9%	29.7%
• Cash Position (millions)	$215	$275	$495

Outlook

– May increase average length of stay within the Part A patient population

Regulatory Environment
Current Issues
• RUG-IV
 – Medicare reimbursement changes impacting SNFs
 – Effective 10/1/10
 – Intent is to drive up acuity levels in nursing homes
 (through a greater mix of clinically complex residents)
• Federal Upper Limit (“FUL”) definitions
 – No less than 175% of the weighted average manufacturer’s price (“AMP”)
 – Effective 10/1/10 (the first FUL list has not yet been published)
 – Some Medicaid, facility contracts impacted (Part D contracts restructured to another reimbursement benchmark)
 – In most cases, new FULs would have to be lower than MACs to impact reimbursement for relevant payers
Anticipate small positive to Omnicare
Anticipate small negative to Omnicare

Regulatory Environment
Current Issues
• Short-cycle dispensing
 – Weekly dispensing for branded drugs dispensed under Part D
 – Effective 1/1/12 (although currently in 60-day
 comment period)
 – Expected to impact approximately
 6 million scripts, or 5% of prescriptions
 dispensed
 – We believe the automation within
  our pharmacies creates an advantage
 over competitors not using automation
Anticipate small negative to Omnicare in 2012;
we believe we are best positioned among peers

2011 Drivers (1)
Major 2011 Drivers	1st Half 2011	2nd Half 2011
• Brand-to-generic and drug price inflation	Positive	Positive
• Annualized pricing adjustments	Negative	Neutral
• Annualized impact of bed losses	Negative	Neutral
• Impact of payroll costs	Negative	Negative
• Productivity improvements	Positive	Positive
2011 drivers point to a stronger 2nd half than 1st half

(1) Information on this slide is not intended to represent the company’s guidance for 2011.

Forward-Looking Major Drivers (1)
Major Drivers	2011	2012	2013
• Brand-to-generic	Positive	Positive	Neutral
• Organic growth - Long-term care	Neutral	Positive	Positive
• Specialty care (2)	Neutral	Positive	Positive
• Omnicare-at-home	Neutral	Neutral	Positive
Omnicare expects a double digit CAGR in adjusted EPS
for the three-year period ending 2013.

(1) Information on this slide is not intended to represent the company’s financial guidance for 2011, 2012 or 2013
(2) Includes an assumption for acquisitions
Disciplined use of cash flow

Market leader
Operations-driven team
Multiple growth platforms
Solid financial position
Strong cash flow characteristics
Committed to enhancing shareholder value

Omnicare

Omnicare’s Fundamental Value Drivers

Barclays Capital
2011 Global Healthcare Conference
March 16, 2011